UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 19, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7. REGULATION FD.

Item 7.01

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the form of presentation to be used by Hydra Industries Acquisition Corp. (“Hydra” or the “Company”) in presentations for certain existing and potential stockholders of Hydra and other persons with respect to the contemplated acquisition by Hydra of London-based Inspired Gaming Group and its affiliates (“Inspired”) from funds managed by Vitruvian Partners LLP (a London headquartered private equity firm) and its co-investors (the “Transaction”).

The foregoing, Exhibit 99.1 and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Safe Harbor Language

This Current Report on Form 8-K includes certain forward-looking statements, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Hydra’s and Inspired’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Inspired’s business. These risks, uncertainties and contingencies include, among others: business conditions; changing interpretations of GAAP; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Inspired is engaged; fluctuations in customer demand; management of growth; intensity of competition from other providers of gaming technology; general economic conditions; geopolitical events and regulatory changes; fluctuations in currency exchange rates; the possibility that the transaction does not close, including due to the failure to receive required security holder approvals or regulatory approvals or the failure of other closing conditions; and other factors set forth in Hydra’s past or future filings with the Securities and Exchange Commission (“SEC”), including the proxy statement expected to be filed in connection with the proposed transaction. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Inspired’s financial results are unaudited and do not conform to SEC Regulation S-X. Additionally, it contains a non-GAAP financial measure (EBITDA) and as a result such information will be presented differently in Hydra’s proxy statement relating to the proposed transaction and may fluctuate materially depending on many factors. Accordingly, Inspired’s financial results in any particular period may not be indicative of future results. Neither Hydra nor Inspired is under any obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. Hydra’s filings with the SEC can be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No portion of Hydra’s or Inspired’s websites is incorporated by reference into or otherwise deemed to be a part of this report.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.1	Form of Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

By	/s/ Martin E. Schloss
Name: Martin E. Schloss
Title: Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Presentation.